STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June 10, 2004 by and among TOSHIBA CORPORATION, a Japanese corporation, acting through its Mobile Communications Company ("Toshiba"), AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation ("ACC"), and AUDIOVOX CORPORATION, a Delaware corporation ("Audiovox"). Toshiba, ACC and Audiovox are referred to herein collectively as the "Parties" and each individually as a "Party".

RECITALS

     A. The Parties are currently parties to the agreements set forth on Schedule A (the "Existing Agreements").

     B. Concurrently herewith, Audiovox and ACC are entering into an Asset Purchase Agreement dated as of the date hereof with UTStarcom, Inc. ("UTSI") and certain other parties identified therein (the "Asset Purchase Agreement"). The Asset Purchase Agreement provides for, among other things, ACC's transfer of certain assets and liabilities to UTSI on the terms and conditions set forth in such agreement.

     C. In connection with the transactions contemplated by the Asset Purchase Agreement, the Parties wish to enter into this Agreement to provide for Toshiba's sale of ACC shares to Audiovox, the termination of the Existing Agreements and the other matters set forth herein, in each case on the terms and conditions set forth herein.

     D. Certain terms used herein have the meanings set forth for such terms in the text of this Agreement or in Annex I hereto.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

1. Purchase and Sale of the Shares; Payment of the Note.

          Subject to the terms and conditions of this Agreement, at the Closing:

     1.1 Toshiba shall sell and transfer to Audiovox, and Audiovox shall purchase from Toshiba, 29.166666 shares (the "Shares") of ACC's Class B Common Stock, no par value per share.

     1.2 ACC shall pay to Toshiba U.S.$8,106,667 as payment in full of the entire outstanding principal amount of the Non-Negotiable Subordinated Convertible Promissory Note of ACC dated May 31, 2002 issued to Toshiba (the "Note"), and all accrued and unpaid interest thereon through and including the Closing Date (such principal amount and interest are described collectively herein as the "Note Payment Amount").

                                  Exhibit 99.5

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     1.3 The  aggregate  purchase  price for the Shares shall be  U.S.$5,483,333
(the "Share Purchase Price"). The Share Purchase Price and the Note Payment Amount shall be payable in cash at the Closing as provided in Section 2.2.

2. The Closing.

     2.1 Closing; Time and Place. The closing of the purchase and sale of the Shares contemplated by this Agreement shall take place immediately prior to the UTSI Closing, and the closing of the repayment of the Note contemplated by this Agreement shall take place concurrently with the UTSI Closing. Such closings (collectively, the "Closing") shall take place at ACC's offices or at another place agreed by the Parties. The date and time of the closing of the purchase and sale of the Shares hereunder are referred to herein as the "Closing Date".

     2.2 Closing Deliveries.

          (a) By Audiovox. At the Closing, Audiovox shall deliver to Toshiba:

               (i)The certificate or certificates described in Section 7.1(c).

               (iiThe Share Purchase Price by wire transfer of immediately available funds to an account specified by Toshiba (for the avoidance of doubt, such payment shall be made on the UTSI Closing Date).

          (b) By ACC.  At the  Closing,  ACC shall  deliver to Toshiba  the Note
     Payment Amount by wire transfer of immediately available funds to an account specified by Toshiba (for the avoidance of doubt, such payment shall be made on the UTSI Closing Date), together with a schedule showing the calculation of interest paid on the Note at the Closing.

          (c) By Toshiba. At the Closing, Toshiba shall deliver:

               (i)To Audiovox, a certificate representing the Shares (duly endorsed in blank for transfer or accompanied by a stock power duly endorsed in blank).

               (iiTo ACC, the Note for cancellation upon payment as provided herein.

               (iiTo Audiovox, the certificate described in Section 7.2(c).

     2.3 Audiovox and ACC (collectively, the "Interested Parties") and Toshiba shall each use its respective commercially reasonable efforts to cause all conditions to the obligations of the Parties at the Closing as contained in
Section 7 to be satisfied.

     2.4 In case ACC deducts any U.S. withholding tax amounts from interest payments to Toshiba on the Note, ACC shall timely pay such taxes and shall provide Toshiba with official receipt of such payment.

                                  Exhibit 99.5

3. Representations and Warranties of the Interested Parties.

     The Interested Parties hereby jointly and severally represent and warrant to Toshiba as follows:

     3.1  Organization   and  Related  Matters.   Each  Interested  Party  is  a
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     3.2 Authority; Enforceability; Effect of Agreement. Each Interested Party has all necessary corporate power and authority to execute, deliver and perform this Agreement. This Agreement has been duly authorized by all necessary corporate action of each Interested Party, and has been duly executed and delivered by each Interested Party. Assuming the due authorization, execution and delivery by Toshiba, this Agreement constitutes a valid and legally binding obligation of each Interested Party, enforceable against each Interested Party in accordance with its terms.

     3.3 No Conflicts.

          (a) The execution and delivery by each Interested Party of this Agreement does not, and the performance by each Interested Party of its obligations hereunder will not, conflict with or result in any violation of or default (with or without notice or lapse of time or both) under (i) the organizational documents of either Interested Party, (ii) any Contract or Approval to which either Interested Party is a party or is otherwise bound, or (iii) any Legal Requirement applicable to either Interested Party.

          (b) The execution and delivery of this Agreement by each Interested Party, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby will not require any Approvals of or with any Person (for the avoidance of the doubt, certain Approvals shall be required to consummate the UTSI Transactions, as disclosed under the UTSI Agreements).

     3.4 UTSI  Agreements.  The UTSI  Agreements  constitute all of the material
Contracts  between  UTSI  and  the  Interested   Parties  with  respect  to  the
transactions contemplated by the Asset Purchase Agreement.

     3.5 Reduction Items. Neither Interested Party or any of its respective Affiliates, officers or employees will, directly or indirectly, receive any payments, benefits or other value in connection with the Reduction Items, except as contemplated in the definition of Reduction Items. The Reduction Items payments will be paid in full to the applicable parties at or following the Closing.

4. Representations and Warranties of Toshiba.

     Toshiba hereby represents and warrants to Audiovox and ACC as follows:

     4.1 Organization and Related Matters. Toshiba is a corporation duly incorporated and validly existing under the laws of Japan.

     4.2 Authority; Enforceability; Effect of Agreement. Toshiba has all necessary organizational power and authority to execute, deliver and perform

                                  Exhibit 99.5
this Agreement. This Agreement has been duly authorized by all necessary corporate action of Toshiba, and has been duly executed and delivered by Toshiba. Assuming the due authorization, execution and delivery by each Interested Party, this Agreement constitutes a valid and legally binding obligation of Toshiba, enforceable against Toshiba in accordance with its terms.

     4.3 No Conflicts.

          (a) The execution and delivery by Toshiba of this Agreement does not, and the performance by Toshiba of its obligations hereunder will not, conflict with or result in any violation of or default (with or without notice or lapse of time or both) under (i) the organizational documents of Toshiba, (ii) any Contract or Approval to which Toshiba is a party or is otherwise bound, or (iii) any Legal Requirement applicable to Toshiba.

          (b) The execution and delivery of this Agreement by Toshiba, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby will not require any Approvals of or with any Person.

     4.4 Ownership of Shares. Toshiba is the record and beneficial holder of the Shares and will transfer and deliver to Audiovox at the Closing valid title to the Shares, free and clear of any lien, encumbrance, pledge, interests of third parties or other claims.

5. Termination of Existing Agreements; Surviving Provisions.

     5.1 Except as provided in Section 5.2, effective upon the consummation of the Closing, each Existing Agreement shall hereby terminate and cease to have further force or effect, and none of the parties to the Existing Agreements nor any other Persons shall have any further rights or obligations under any Existing Agreement.

     5.2 Notwithstanding Section 5.1, the following Sections of the Existing Agreements shall survive the termination of the applicable Existing Agreements pursuant to Section 5.1 and shall continue in full force and effect from and after the date of such termination in accordance with their respective terms (the surviving provisions of the Existing Agreements as set forth in this Section 5.2 are described herein as the "Surviving Provisions"):

          (a) The following Sections of the Securities Purchase Agreement shall constitute Surviving Provisions: 5.4, 5.5, 5.6, 5.7, 6.1 (subject to the Parties' acknowledgment that there has been no extension of a statute of limitation and there has been no notice given by any Party that any inaccuracy in or breach of any representation or warranty by another Party has to date occurred with respect to such Section), 6.2, 6.3, 6.4, 6.5, 6.6 (subject to the Parties' acknowledgment that to date no notification under such Section has been made by any Party), 6.8, 6.9, 6.10, 7.1, 7.2, 7.3, 7.4, 7.5 and 8.

          (b) The following Sections of the Stockholders Agreement shall constitute Surviving Provisions: 4.1(a), 4.1(b), 4.1(c), 4.1(d), 4.1(e) and 8 (except for 8.1).

                                  Exhibit 99.5

          (c) The following Sections of the Distribution Agreement shall constitute Surviving Provisions: 1.1 and 1.2 (solely to the extent that the definitions of "Products" and "Toshiba Products" contained in those Sections are applicable to other Surviving Provisions of the Distribution Agreement), 9.3, 10 (first sentence only), 13, 15.5, 16.1, 16.2, 16.3,
     16.4, 16.5, 17.3(b) and 18.

          (d) The following Sections of the Secondment Agreement shall constitute Surviving Provisions: 4, 6 and 7 (solely to the extent that any payment obligations of Toshiba and ACC under such Sections have accrued as of the Closing Date), 8, 11, 12, 13, 14, 15, 16, 17, 18, 19 and 20.

          (e) The following Sections of the Service Agreement shall constitute Surviving Provisions: 3 (solely to the extent that any payment obligations of Toshiba under such Section have accrued as of the Closing Date), 4, 5, 6, 9 and 10.

6. Releases and Covenants Not to Sue.

     This Section 6 shall become effective only upon the consummation of the Closing, and not otherwise.

     6.1 By the Interested Parties.

          (a) Subject to Section 6.1(c), each Interested Party hereby forever waives and releases each Person in the Toshiba Group of and from any and all Claims that such Interested Party has, had or may in the future have against such Person, arising from or related to any act, fact, transaction, cause, matter, condition, occurrence or event whatsoever occurring or in existence at or prior to the Closing Date (collectively, the "Interested Party Released Claims"). For the avoidance of doubt, the Interested Party Released Claims shall include any Claim (other than as set forth in Section 6.1(c)) arising from or related to any failure or alleged failure by Toshiba to develop or supply products, any delay or alleged delay by Toshiba in the development or supply of products, or any failure or alleged failure by Toshiba to use commercially reasonable efforts, good faith efforts, best efforts or any other efforts to develop or supply products (including in each case products described in clause (b) of the definition of Toshiba Products contained herein).

          (b) Each Interested Party shall not, and shall cause each Person of the Interested Party Group not to, initiate, file, institute, maintain or proceed upon, or encourage, advise, or voluntarily assist any other Person to initiate, institute, maintain, or proceed upon, any Interested Party Released Claim.

          (c) The waivers and releases set forth in Section 6.1(a) shall not apply to or affect, and the Interested Party Released Claims shall not include:

               (i)any Claim arising from or related to Toshiba's obligations under any Surviving Provision;

               (iiany Claim arising from or related to Reserved Third Party Claims;

               (iiany rights of reimbursement for payments made by ACC to carriers relating to test phone numbers for Toshiba Product models

                                  Exhibit 99.5

 9900 and 9950;

               (ivany rights of reimbursement to the extent that air freight charges incurred by ACC and caused by late delivery on Toshiba's part of units of Toshiba Product model 9900 exceed boat delivery charges for such units;

               (v)any rights of reimbursement for costs incurred by ACC to purchase items from third parties (such as other manufacturers' products) at Toshiba's request;

               (viany rights of reimbursement for expenses incurred by ACC at Toshiba's request and relating to printing, artwork, welcome CDs and manuals for units of Toshiba Product model 9900 provided to Verizon; or

               (viany rights of reimbursement for expenses incurred by ACC at Toshiba's request and relating to obtaining approval of model 9900 by Verizon.

     For the avoidance of doubt, this Section 6.1(c) shall not be deemed to expand, reduce or otherwise affect the rights or obligations of any Party or to create any new rights or obligations with respect to the matters set forth in paragraphs (i) through (vii) of this Section 6.1(c), other than to preserve those rights and obligations as they may exist at the Closing Date or in the future, as applicable. All such preserved rights and obligations shall be subject to all applicable claims, counterclaims, defenses and other rights of the Toshiba Group, which shall not be deemed to be waived or otherwise affected by this Section 6.1(c).

     6.2 By Toshiba.

     (a) Subject to Section 6.2(c), Toshiba hereby forever waives and releases each Person in the Interested Party Group of and from any and all Claims that Toshiba has, had or may in the future have against such Person, arising from or related to any act, fact, transaction, cause, matter, condition, occurrence or event whatsoever occurring or in existence at or prior to the Closing Date (collectively, the "Toshiba Released Claims").

     (b) Toshiba shall not, and shall cause each Person of the Toshiba Group not to, initiate, file, institute, maintain or proceed upon, or encourage, advise, or voluntarily assist any other Person to initiate, institute, maintain, or proceed upon, any Toshiba Released Claim.

     (c) The waivers and releases set forth in Section 6.2(a) shall not apply to or affect, and the Toshiba Released Claims shall not include:

          (i)any Claim arising from or related to the obligations of either Interested Party under any Surviving Provision; or

          (iiany Claim arising from or related to Reserved Third Party Claims.

     For the avoidance of doubt, this Section 6.2(c) shall not be deemed to expand, reduce or otherwise affect the rights or obligations of any Party or to create any new rights or obligations with respect to the matters set forth in paragraphs (i) and (ii) of this Section 6.2(c), other than to preserve those

                                  Exhibit 99.5
rights and obligations as they may exist at the Closing Date or in the future, as applicable. All such preserved rights and obligations shall be subject to all applicable claims, counterclaims, defenses and other rights of the Interested Party Group, which shall not be deemed to be waived or otherwise affected by this Section 6.2(c).

     6.3 Representations and Warranties. The Interested Parties jointly and severally represent and warrant that they are the sole owners of, and have not assigned, sold, transferred, encumbered, hypothecated, or otherwise disposed of, any of the Interested Party Released Claims or any interest therein. Toshiba represents and warrants that it is the sole owner of, and has not assigned, sold, transferred, encumbered, hypothecated, or otherwise disposed of, any of the Toshiba Released Claims or any interest therein.

     6.4 Each Party acknowledges that it may have sustained Losses that are presently unknown or unsuspected, and that such Losses that may have been sustained may give rise to additional Losses in the future. Nevertheless, each Party acknowledges that the terms and conditions set forth in this Section 6 have been negotiated and agreed upon in light of any and all such risks, and each Party intends hereby to release and discharge any unknown Claims that are included in the scope of the Interested Party Released Claims (in the case of the Interested Parties) and the Toshiba Released Claims (in the case of Toshiba).

     6.5 The Parties agree that this Agreement constitutes a compromise settlement of disputed Claims, and that neither the execution and delivery of this Agreement nor the waivers and releases set forth in this Section 6 shall be deemed or construed as an admission by any Party of any liability or responsibility at any time for any purpose; provided that the obligations of the Parties set forth in this Section 6 may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any Proceeding which may be instituted, prosecuted or attempted in breach of this
Section 6.

7. Conditions Precedent to Closing.

     7.1 Conditions to the Obligations of Toshiba. The obligation of Toshiba to take the actions required to be taken by Toshiba at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Toshiba in writing, in whole or in part):

          (a) Representations and Warranties. The representations and warranties of each Interested Party set forth in this Agreement shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date.

          (b) Performance. Each Interested Party shall have performed all obligations and complied in all material respects with all covenants required under this Agreement to be performed or complied with by it on or prior to the Closing Date.

          (c) Officers Certificate. Audiovox shall have delivered to Toshiba a certificate or certificates of the Interested Parties executed by an authorized officer of each Interested Party certifying to the matters set

                                  Exhibit 99.5
forth in Sections 7.1(a) and 7.1(b).

          (d) Consummation of the UTSI Transactions.

               (i)There shall have been no modifications or amendments to any UTSI Agreement as in effect on the date hereof that would materially change the structure of the UTSI Transactions;

               (iiIn  case  of any  modifications  or  amendments  to  any  UTSI
          Agreement as in effect on the date hereof that would result in any increase in the consideration payable to ACC in the UTSI Transactions, Audiovox shall have agreed to equitably share such increase with Toshiba on terms mutually acceptable to Audiovox and Toshiba; and

               (iiThe UTSI Transactions shall have been consummated (subject to modifications and amendments to the USTI Agreements made in compliance with subsections (i) and (ii)).

          (e) Reduction Items. The aggregate Reduction Items payments shall not be less than U.S.$25,000,000.

          (f) No Proceedings. No Proceeding (i) pertaining to the transactions contemplated by this Agreement or their consummation or (ii) that would reasonably be expected to have a material adverse impact on the UTSI Transactions or their consummation shall have been instituted or threatened on or prior to the Closing Date.

          (g) Illegality. No Law shall be in effect which prohibits or restricts the consummation of the Transactions.

     7.2 Conditions to the Obligations of the Interested Parties. The obligation of each Interested Party to take the actions required to be taken by such Interested Party at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Audiovox in writing, in whole or in part):

          (a) Representations and Warranties. The representations and warranties of Toshiba set forth in this Agreement shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date.

          (b) Performance. Toshiba shall have performed all obligations and complied in all material respects with all covenants required under this Agreement to be performed or complied with by it on or prior to the Closing Date.

          (c) Officers Certificate. Toshiba shall have delivered to Audiovox a certificate of Toshiba executed by an authorized officer of Toshiba certifying to the matters set forth in Sections 7.2(a) and 7.2(b).

          (d) Consummation of the UTSI Transactions. The UTSI Transactions shall have been consummated.

          (e) No Proceedings. No Proceeding (i) pertaining to the transactions contemplated by this Agreement or their consummation or (ii) that would

                                  Exhibit 99.5
reasonably  be  expected  to  have  a  material   adverse  impact  on  the  UTSI
Transactions or their consummation shall have been instituted or threatened on or prior to the Closing Date.

          (f) Illegality. No Law shall be in effect which prohibits or restricts the consummation of the Transactions.

8. Survival; Indemnification.

     8.1 Survival of Representations and Warranties. The representations and warranties of the Parties contained in or made pursuant to this Agreement shall expire one year after the Closing, except that if a claim or notice is given under Section 8 with respect to any representation or warranty prior to the applicable expiration date, such representation or warranty shall continue indefinitely until such claim is finally resolved.

     8.2 Indemnification.

          (a) Indemnification by the Interested Parties. The Interested Parties shall jointly and severally indemnify and hold harmless Toshiba and its employees, Affiliates, representatives, advisors, agents and assigns from and against any and all Losses as a result of, based upon or arising from:

          (i)Any inaccuracy in or breach of any representation or warranty by a Interested Party contained herein.

          (iiAny breach by a Interested Party of, or any failure by a Interested Party to perform or comply with, any of its obligations contained in this Agreement.

     8.3 Indemnification by Toshiba. Toshiba shall indemnify and hold harmless the Interested Parties and their respective employees, Affiliates, representatives, advisors, agents and assigns from and against any and all Losses as a result of, based upon or arising from:

          (a) Any inaccuracy in or breach of any representation or warranty by Toshiba contained herein.

          (b) Any breach by Toshiba of, or any failure by Toshiba to perform or comply with, any of its obligations contained in this Agreement.

     8.4 Indemnification Procedure.

     (a) Claims for Indemnification. Whenever any claim shall arise for indemnification under this Section 8, the indemnified person making such claim shall promptly notify the indemnifying person in writing of the claim and, when known, the facts constituting the basis for such claim; provided that failure to give such notice shall not affect any rights or remedies of the indemnified person hereunder except to the extent that the indemnifying person is materially prejudiced thereby.

                                  Exhibit 99.5

     (b) Defense of Third Party Claims. In connection with any Third Party Claim giving rise to indemnity hereunder and upon request of the indemnified person seeking indemnification, the indemnifying person at its sole cost and expense shall assume the defense of any such Third Party Claim and thereafter diligently conduct the defense thereof with counsel reasonably acceptable to the indemnified person. The indemnified person shall be entitled to participate in the defense of any Third Party Claim assumed by an indemnifying person with the indemnified person's counsel and at its own expense. If the indemnifying person does not assume the defense of such Third Party Claim within thirty (30) days after written notice thereof from the indemnified person, and if the indemnified person elects at its option to assume the defense of the Third Party Claim itself, the indemnified person may defend against such Third Party Claim in such manner and on such terms as it may deem appropriate, including but not limited to settling such claim, such defense to be at the sole cost and expense of the indemnifying person. Notwithstanding the foregoing, without the prior written consent of the indemnified person, which shall not be unreasonably withheld, the indemnifying person shall not consent to the entry of any judgment or enter into any settlement (or have any liability for Losses with respect thereto) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified persons a release from all liability with respect to such Third Party Claim.

     (c) Reasonable Cooperation. The indemnified persons shall reasonably cooperate at the indemnifying person's expense in any Proceedings with respect to any Third Party Claim in respect of which indemnity is provided pursuant to this Section 8, including, but not limited to, by providing the indemnifying person with reasonable access to employees and officers (including as witnesses) and other information.

     8.5 Not Exclusive Remedy. This Section 8 shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or the pursuit of any other remedies for the breach of this Agreement or with respect to any inaccuracy of representations or warranties contained herein.

     8.6 No Duplication. No indemnified person shall be entitled to any duplication of reimbursement or indemnification with respect to any claims which constitute a breach of more than one representation, warranty, covenant or agreement contained in this Agreement, provided that such claims are reimbursed or indemnified to the full extent provided for hereunder.

9. Termination; Effect.

     9.1 Termination. This Agreement may be terminated at any time before the Closing as follows:

          (a) Consent of Toshiba and Audiovox. By consent in writing of Toshiba and Audiovox.

          (b) Failure of Closing to Occur. By either Toshiba or Audiovox by written notice to the other party if the Closing has not occurred by the first anniversary of the date hereof, other than through the failure of the terminating Party to comply with its obligations under this Agreement.

          (c) Termination of the Asset Purchase Agreement. Automatically without action by any Party upon termination of the Asset Purchase Agreement.

                                  Exhibit 99.5

          (d) Failure of a  Interested  Party.  By Toshiba,  if there has been a material violation or breach by either Interested Party of any representation, warranty, covenant or agreement contained in this Agreement, which violation or breach shall not have been cured or corrected by the violating or breaching Interested Party within 10 days after receipt of notice thereof.

          (e) Failure of Toshiba. By Audiovox, if there has been a material violation or breach by Toshiba of any representation, warranty, covenant or agreement contained in this Agreement, which violation or breach shall not have been cured or corrected by Toshiba within 10 days after receipt of notice thereof.

     9.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.1, (a) no Party shall have any liability to any other Party in respect of this Agreement, except for any liabilities relating to
(i) any breach of any covenant contained herein occurring prior to such termination, or (ii) any breach of or inaccuracy in any representation or warranty occurring prior to such termination, and (b) for the avoidance of doubt but subject to clause (a) of this Section 9.2, the Parties' execution and delivery of this Agreement shall be deemed to have no effect on the Parties' rights and obligations under the Existing Agreements or otherwise.

10. General Provisions.

     10.1Governing Law. This Agreement shall be construed and interpreted in accordance with and governed by the Laws of the State of New York, U.S.A., including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York (without regard to the choice of law provisions thereof). Judgement upon an award rendered by the arbitrators pursuant to Section 10.2 shall be entered in the courts of the State of New York, and the Parties hereby submit to the exclusive jurisdiction of such courts for the purpose of any such entry. The Parties agree and consent that services of process may be made upon the Parties in any legal proceedings relating hereto by any means allowed under applicable Law.

     10.2Dispute Resolution.

          (a) The Parties intend that all disputes between the Parties arising out of this Agreement that do not involve Claims by or against Third Parties shall be settled by the Parties amicably through good faith discussions upon the written request of either Toshiba or Audiovox. In the event that any such dispute cannot be resolved thereby within a period of sixty (60) calendar days after such notice has been given, such dispute shall be finally settled by binding arbitration at the request of Toshiba or Audiovox.

          (b) Each arbitration hereunder shall be conducted in the English language in New York, New York, and shall be administered by the American Arbitration Association under its Commercial Arbitration Rules then in effect, before three (3) independent arbitrators to be appointed as follows. Toshiba and Audiovox shall each appoint one (1) arbitrator, and the two (2) arbitrators so appointed shall appoint a third arbitrator in accordance with paragraph (c) of AAA Rule R-15 (Appointment of Neutral Arbitrator by Party-Appointed Arbitrators or Parties) currently in effect. However, in all events, these arbitration provisions shall govern over any conflicting rules which may now or hereafter be contained in the applicable rules.

                                  Exhibit 99.5

          (c) Toshiba and Audiovox each may demand arbitration by filing a written demand with the other Party within one hundred eighty (180) calendar days after the expiration of the sixty (60) day period described above. The arbitrators shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding intended to resolve a dispute, including the termination of this Agreement. Notwithstanding the foregoing, Toshiba and Audiovox each shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction, pending the final decision or award of the arbitrators. The award rendered in an arbitration hereunder shall be final and non-appealable.

     10.3Notices and Other Communications. Any and all notices, requests, demands and other communications required or otherwise contemplated to be made under this Agreement shall be in writing and in English and shall be provided by one or more of the following means and shall be deemed to have been duly given
(a) if delivered personally, when received, (b) if transmitted by facsimile, on the first (1st) Business Day following receipt of a transmittal confirmation, or
(c) if by international courier service, on the third (3rd) Business Day following the date of deposit with such courier service, or such earlier delivery date as may be confirmed in writing to the sender by such courier service. All such notices, requests, demands and other communications shall be addressed as follows:

                If to Toshiba:

                  Toshiba Corporation
                  Mobile Communications Company
                  1-1, Shibaura 1-chome, Minato-ku
                  Tokyo 105-8001
                  Japan
                  Attention: General Manager, Business Planning Division, Mobile Communications Company
                  Telephone:       (81-3) 3457-2608
                  Facsimile:       (81-3) 5444-9442

                  If to Audiovox:

                    Audiovox Corporation
                    150 Marcus Blvd.
                    P.O. Box 18000
                    Hauppauge, NY  11788-1800
                    U.S.A.
                    Attention:       Charles M. Stoehr
                    Telephone:       (631) 436-6505
                    Facsimile:       (631) 231-1370


                                  Exhibit 99.5

                  If to ACC:

                    Audiovox Communications Corp.
                    555 Wireless Boulevard
                    Hauppauge, New York  11788
                    U.S.A.
                    Attention:       Charles M. Stoehr
                    Telephone:       (631) 436-6505
                    Facsimile:       (631) 231-1370









                  With a copy to:

                     Levy & Stopol, LLP
                     East Tower, 14th Floor
                     190 EAB Plaza
                     Uniondale, NY 11556-0190
                     Telephone:  (516) 802-7007
                     Facsimile:  (516) 802-7008

or to such other address or facsimile number as a Party may have specified to the other Parties in writing delivered in accordance with this Section 10.3.

     10.4Severability. If any provisions of this Agreement shall be held to be illegal, invalid or unenforceable, the Parties agree that such provisions will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the Parties, the Parties will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

     10.5Amendments. This Agreement may be amended or modified only by a written instrument signed by each Party.

     10.6Waiver. Any waiver by a Party of an instance of another Party's noncompliance with any obligation or responsibility herein contained shall be in writing and signed by the waiving Party and shall not be deemed a waiver of other instances of another Party's noncompliance hereunder.

     10.7No Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Nothing in this Agreement shall confer any rights upon any Person other than the Parties and their respective successors and permitted assigns. No Party may assign this Agreement or its rights hereunder to any Person without the written consent of the other Parties. No assignment by any Person of this Agreement or of any of such Person's rights hereunder shall release such Person from any of its obligations hereunder. Any attempted assignment of this Agreement in violation of this Section 10.7 shall be void and of no effect.

                                  Exhibit 99.5

     10.8Expenses. Each Party shall bear all out-of-pocket costs and expenses (including, without limitation, attorney's, accountant's and financial advisor's fees) incurred by it in connection with the negotiation and execution of this Agreement.

     10.9Construction. This Agreement has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any Party.

     10.10 Interpretation and Construction of this Agreement. Unless the context shall otherwise require, any pronoun shall include the corresponding masculine, feminine and neuter forms, and words using the singular or plural number shall also include the plural or singular number, respectively. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Annexes, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretations of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision). Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given, on the next Business Day.

     10.11 Disclaimer of Agency. This Agreement shall not constitute any Party as a legal representative or agent of any other Party, nor shall a Party have the right or authority to assume, create or incur any Liability of any kind, expressed or implied, against or in the name or on behalf of another Party or any of its Affiliates.

     10.12 Language. The Parties have negotiated this Agreement in the English language, which shall be the governing language of this Agreement.

     10.13 Relationship of the Parties. Nothing contained in this Agreement is intended to, or shall be deemed to, create a partnership or joint venture relationship among the Parties or any of their Affiliates for any purpose, including tax purposes. None of the Parties nor any of their respective Affiliates will take a position contrary to the foregoing.

     10.14 Specific Performance. The Parties agree that each other Party shall be entitled to obtain an injunction or injunctions in accordance with the dispute resolution procedures contained in Section 10.1 to prevent breaches of the provisions of this Agreement, or any agreement contemplated hereunder and to enforce specifically the terms and provisions hereof, in each instance without being required to post bond or other security, without being required to prove irreparable harm, and in addition to, and without having to prove the adequacy of, other remedies at Law.


                                  Exhibit 99.5

     10.15 Consequential and Other Damages. No Party shall be liable to the other Party under any contract, negligence, strict liability or other theory for any indirect, incidental, consequential, punitive or other special damages (including without limitation lost profits) asserted by the other Party; provided that this Section shall not be deemed to expand, reduce or otherwise affect any claims or rights reserved by the Parties under Sections 6.1 and 6.2.

     10.16 Entire Agreement. The provisions of this Agreement and the Schedules and Exhibits hereto set forth the entire agreement and understanding among the Parties as to the subject matter hereof and supersede all prior agreements, oral or written, and all other prior communications among the Parties relating to the subject matter hereof.

     10.17 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

[remainder of page intentionally blank]




                                  Exhibit 99.5

     IN  WITNESS  WHEREOF,   the  Parties  have  caused  their  respective  duly
authorized representatives to execute this Stock Purchase Agreement as of the date first above written.




                                  TOSHIBA CORPORATION,
                                  a Japanese corporation, acting through its Mobile Communications Company



                                  By:   /s/ Chikahiro Yokota
                                        Name:      Chikahiro Yokota
                                        Title:     President and CEO, Mobile
                                                   Communications Company


                                  AUDIOVOX COMMUNICATIONS
                                  CORP.,
                                  a Delaware corporation



                                  By:   /s/ Charles M.  Stoehr
                                        Name:      Charles M. Stoehr
                                        Title:     Vice President


                                  AUDIOVOX CORPORATION,
                                  a Delaware corporation



                                  By:   /s/ John J.  Shalam
                                        Name:      John J. Shalam
                                        Title:     Chief Executive Officer

                                     Annex I

                               Certain Definitions

     "Affiliate" of a specified Person means any Person that controls, is controlled by or is under common control with such specified Person. For purposes of this definition, "control" shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or other ownership interests, by contract or otherwise).

     "Approval" means, as to any Person, any consent, approval, authorization, waiver, grant, concession, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, such Person.

     "Business Day" means a day on which commercial banks in New York City are generally open to conduct their regular banking business.

     "Claim" or "Claims" means any and all claims, demands, agreements, Contracts, covenants, representations, warranties, promises, undertakings, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, charges, payments, accounts, damages, judgments, losses, injuries and liabilities, of whatever kind or nature, in law, equity or otherwise, past, present and future, whether known or unknown, anticipated or unanticipated, contingent or matured.

     "Contract" means any contract, agreement, lease, plan, instrument or other document, commitment, arrangement, undertaking, practice, understanding or authorization, in each case whether or not in writing.

     "Government Approval" means any Approval of, to or with any Governmental Authority.

     "Governmental Authority" shall mean any federation, nation, state, sovereign or government, any federal, supranational, regional, state, local or municipal political subdivision, any governmental or administrative body, instrumentality, department or agency, or any court, administrative hearing body, arbitrator, commission or other similar dispute resolving panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

     "Interested Party Group" means each Interested Party and its past, present and future parents, subsidiaries, and Affiliates, and each of their past, present and future constituent members, partners, officers, shareholders, directors, agents, employees and attorneys, and each of their respective successors and assigns.

     "Laws" means all applicable provisions of all (i) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and

(ii) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

     "Legal Requirement" shall mean any federal, state, regional, local, municipal, foreign or other Law, statute, legislation, constitution, principle of common law or equity, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, permit, ruling, directive, pronouncement, requirement (licensing or otherwise), specification, determination, decision, opinion or interpretation that is, has been or may in the future be issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

     "Loss" means any Claim, Proceeding, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including, without limitation, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified Person.

     "Person" means a natural individual, Governmental Authority, partnership, firm, corporation or other entity.

     "Proceeding" shall mean any action, litigation, arbitration, suit, claim, proceeding or investigation or review of any nature, civil, criminal, regulatory or otherwise, before any Governmental Authority.

     "Reduction Items" means certain payments by ACC to Philip Christopher and other employees of ACC pursuant to separate arrangements.

     "Reserved Third Party Claims" means any Third Party Claims to the extent arising from or related to the Toshiba Products.

     "Third Party Claims" means any Claim brought by a Person other than a Person in the Toshiba Group or the Interested Party Group.

     "Toshiba Group" means Toshiba and its past, present and future parents, subsidiaries, and Affiliates, and each of their past, present and future constituent members, partners, officers, shareholders, directors, agents, employees and attorneys, and each of their respective successors and assigns.

     "Toshiba Products" means those products (a) sold by Toshiba to ACC or Audiovox prior to the Closing Date or (b) covered by binding purchase orders accepted by Toshiba under Section 11.1 of the Distribution Agreement after the date hereof and prior to the Closing Date.

     "UTSI Agreements" means the Asset Purchase Agreement and the other Transaction

Agreements (as defined in the Asset Purchase Agreement).

     "UTSI Closing" means the closing under the Asset Purchase Agreement.

     "UTSI Closing Date" means the date on which the UTSI Closing occurs.

     "UTSI Transactions" means the transactions contemplated by the UTSI Agreements.

Schedule A
Existing Agreements

1. Securities Purchase Agreement dated as of May 29, 2002 (the "Securities Purchase Agreement") among Toshiba, Audiovox and ACC

2. Stockholders Agreement dated as of May 29, 2002 (the "Stockholders Agreement") among Toshiba, Audiovox and ACC

3. Distribution Agreement dated as of May 29, 2002 (the "Distribution Agreement") between Toshiba and ACC

4. Secondment Agreement dated September 1, 2002 (the "Secondment Agreement") between Toshiba and ACC

5. Service Agreement dated September 1, 2002 (the "Service Agreement") between Toshiba and ACC